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                  SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C. 20549



                               FORM 8-K


                            CURRENT REPORT




                  Pursuant to Section 13 or 15(d) of
                the Securities and Exchange Act of 1934




   Date of Report (Date of earliest event reported):  July 31, 1995




                      FIRST LIBERTY FINANCIAL CORP.
         (Exact name of registrant as specified in its charter)



        Georgia                1-14417                  58-1680650
(State of Incorporation)(Commission File No.)(IRS Employer Identification No.)




                           201 Second Street
                          Macon, Georgia 31297
        (Address of principal executive offices, including zip code)


                             (912) 743-0911
           (Registrant's telephone number including area code)



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                          Exhibit Index on Page 3

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ITEM 5.  Other Events.

     As of July 31, 1995, the Registrant issued an additional 914,926 shares of its common stock to the holders of 457,463 shares of its Series A 7.75% Cumulative Convertible Preferred Stock who had elected to convert their preferred stock into common stock on a 2-for-1 basis, and redeemed the remaining 2,537 shares of that series of preferred stock. The Registrant now has 3,930,276 shares of common stock outstanding.



     Pursuant to the filing requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                           FIRST LIBERTY FINANCIAL CORP.
                                           Richard A. Hills, Jr.
                                           -----------------------------
                                           Richard A. Hills, Jr.
                                           Executive Vice President
                                           and General Counsel


Date:  August 10, 1995













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                             INDEX OF EXHIBITS

   Exhibit No.                  Description               Page No.


                                 - None -




































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